EXHIBIT  10

THIS AMENDING AGREEMENT made and dated for reference the 1st day of September, 1999.

AMONG:         ASIA PACIFIC  ENTERPRISES,  INC., a body corporate,  incorporated
               ------------------------------
               under the laws of the State of Delaware, having its registered office at 1313 North Market Street, New Castle County, Wilmington, Delaware 19801-1151

               (hereinafter  called  "Asia  Pacific")
                                                               OF THE FIRST PART

AND:           EVIDEO USA, INC., a body corporate,  incorporated  under the laws
               ----------------
               of Nevada, having its registered office at 502 East John Street, Carson City, Nevada 89706


               (hereinafter  called  "USA")
                                                              OF THE SECOND PART

AND:           EVIDEO INTERNATIONAL,  INC., a body corporate, incorporated under
               ---------------------------
               the  laws  of  The  Commonwealth  of  the  Bahamas,   having  its
               registered office at ABL Building, Bank Lane, Nassau, Bahamas

               (hereinafter  called  "International")
                                                               OF THE THIRD PART

AND:           ROY B. BENNETT & ASSOCIATES LTD., a body corporate,  incorporated
               --------------------------------
               under the laws of the Province of British Columbia, having its head office at 2757 Chelsea Court, West Vancouver, British Columbia V7S 3E9

               (hereinafter  called  "Bennett")
                                                              OF THE FOURTH PART

AND:           ROY B.  BENNETT,  an  individual,  of 2757  Chelsea  Court,  West
               -----------------
               Vancouver, British Columbia V7S 3E9

               (hereinafter  called  "Roy  Bennett")
                                                               OF THE FIFTH PART

WHEREAS:

A. Pursuant to an agreement among the parties hereto dated June 8, 1999 (hereinafter called the "Agreement"), Asia Pacific agreed to acquire all of the issued and outstanding shares of USA from International on the terms set forth in the Agreement;

B.     The  closing  pursuant  to  the  Agreement  occurred  on  June  23, 1999;

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C.     The  parties now wish to amend certain of the provisions of the Agreement on  the  terms  and  conditions  hereinafter  set  forth;

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration of these presents and the sum of Ten Dollars ($10.00) now paid by each of the parties to each of the other parties hereto, the receipt and sufficiency of which is hereby acknowledged by each of the parties, and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties, the parties hereby agree as follows:

1. Paragraph 1.02 of the Agreement is deleted in its entirety, and is replaced with the following:

     "1.02It is Asia  Pacific's  intention to raise an additional  Three Million
          Nine Hundred Thousand Dollars ($3,900,000) by the sale of equity capital subsequent to the date of this Agreement as follows:

          (a) at least Two Hundred Thousand Dollars ($200,000) by October 29, 1999; and

          (b) the balance within 45 days after the first to occur of either of the following events (each of which is hereinafter called a "Release Event"):

               (i) USA demonstrating a set-top box capable of receiving, storing and replaying a video movie received in less than real-time format from a file server using the proprietary software currently being developed for it by Burnt Sand Solutions Inc.; and

               (ii) Macrovision   Corporation  issuing  an  exclusive  long-form
                    license to USA to use Macrovision's analog copy protection technology in the United States of America for less than real-time video programming services.

               For  every  common  share of Asia  Pacific  issued  to raise  the additional funds provided for in sub-paragraphs (a) and (b) of this paragraph 1.02, Asia Pacific agrees to issue one and one-half (1 ) common shares in its capital stock to International, which shares are to be issued on October 29, 1999 or, to the extent that the funds are raised subsequent to October 29, 1999, such later date(s) as International may agree to, with all of these shares to be held in escrow by an independent escrow agent and released to International from escrow on the same basis as the 6,623,016 common shares to be held in escrow pursuant to paragraph 1.01 hereof."

2. Paragraph 1.03 of the Agreement is deleted in its entirety, and is replaced with the following:

     "1.03In order to secure Asia Pacific's performance in the raising of the additional equity capital provided for in paragraph 1.02 hereof, Adrian Rollke, a director of Asia Pacific, has agreed to lodge 345,000 common shares of Asia Pacific currently owned by him with an independent escrow agent, which shares will be released to Mr. Rollke from escrow on the following basis:

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          (a)  on November  1, 1999,  that  portion of the total  shares held in escrow that equals the portion that the equity funds raised by Asia Pacific subsequent to the date of the Agreement and on or before October 29, 1999 is of Three Million Nine Hundred Thousand Dollars ($3,900,000), provided that at least Two Hundred Thousand Dollars ($200,000) of these funds has been raised by Asia Pacific on or before October 29, 1999; and

          (b) 46 days after the earliest Release Event occurs, that portion of the total shares originally held in escrow that equals the portion that the equity funds raised by Asia Pacific subsequent to the date of the Agreement is of Three Million Nine Hundred Thousand Dollars ($3,900,000), less the number of shares released on November 1, 1999 as provided for in subparagraph (a) hereof; and

          (c) any shares not entitled to be released from escrow as provided for in subparagraphs (a) and (b) of this paragraph 1.03 will be surrendered to Asia Pacific for cancellation on the 47th day after the earliest Release Event occurs."

3. In all other respects the terms and conditions of the Agreement shall remain in full force and effect.

4. The parties hereto agree that the terms and conditions of the Amending Agreement shall supercede and replace any other agreement or arrangements, whether oral or written, heretofore existing among the parties in respect of the subject matter of this Amending Agreement.

5. This Amending Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amending Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Amending Agreement or any other writing by any party hereto will not become effective until all counterparts hereof have been executed by all of the parties hereto.

6. Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Amending Agreement and any certificates or other writings delivered in connection herewith, and such facsimile copies will be legally effective to create a valid and binding agreement among the parties in accordance with the terms and conditions of this Amending Agreement.

7. Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

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8.   This Amending  Agreement  shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.

SIGNED  and  DELIVERED  by
ASIA  PACIFIC  ENTERPRISES,  INC.
in  the  presence  of:

/s/  Owen  Granger
------------------
Authorized  Signatory

SIGNED  and  DELIVERED  by
EVIDEO  USA,  INC.
in  the  presence  of:

  /s/  Roy  B.  Bennett
-----------------------
Authorized  Signatory

SIGNED  and  DELIVERED  by
EVIDEO  INTERNATIONAL,  INC.
in  the  presence  of:

  /s/  Roy  B.  Bennett
-----------------------
Authorized  Signatory

SIGNED  and  DELIVERED  by
ROY  B.  BENNETT & ASSOCIATES  LTD.
in  the  presence  of:

  /s/  Roy  B.  Bennett
-----------------------
Authorized  Signatory

SIGNED  and  DELIVERED  by                   )
ROY  B.  BENNETT                             )
in  the  presence  of:                       )
                                             )     /s/ Roy B. Bennett
                                             )     ------------------
                                             )     ROY  B.  BENNETT
Signature  of  Witness                       )
                                             )
                                             )
Name of Witness - please type or print       )
                                             )
                                             )
Address of Witness - please type or print    )
                                             )
                                             )
                                             )
                                             )
Occupation of Witness - please type or print )

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